Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Baron Energy Inc. (the “Company”) on Form 10-K for the year ended July 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael Maguire, Chief Executive Officer, Chief Financial Officer, and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, That to the best of my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael Maguire
Michael Maguire, President & Director
(Chief Executive Officer, Chief Financial Officer,
Principal Accounting Officer)
October 29, 2009